UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 23, 2015

Commission file number 001-36725

ATLAS ENERGY GROUP, LLC

(Exact name of registrant as specified in its charter)

Delaware	45-3741247
(State of incorporation or organization)	(I.R.S. Employer Identification No.)

Park Place Corporate Center One

1000 Commerce Drive, Suite 400

Pittsburgh, PA 15275

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (412) 489-0006

(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (127 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (27 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (27 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation and Appointment of Directors

In connection with the planned distribution by Atlas Energy, L.P. (“ATLS” or “Atlas Energy”) of 100% of the common units representing limited liability company interests in Atlas Energy Group, LLC (the “Company”) to the ATLS unitholders (the “Distribution”), the Board of Directors of the Company (the “Board”) expanded its size from seven directors to eight directors, effective February 23, 2015. Each of Mark C. Biderman, Dennis A. Holtz, Walter C. Jones, Jeffrey F. Kupfer and Ellen F. Warren were elected as a director of the Company, and each of Matthew A. Jones, Jeffrey C. Key, Harvey G. Magarick and Bruce Wolf, who had been serving as members of the Board, ceased to be directors of the Company. Edward E. Cohen, Jonathan Z. Cohen and Dolly Ann (“DeAnn”) Craig remain on the Board and are expected to continue to serve as directors of the Company following the Distribution.

As a result of the elections and resignation described above, the Board of the Company is currently constituted into three classes, as follows:

Class I:	Mark C. Biderman and DeAnn Craig are appointed to serve in the first class of directors of the Board whose term shall expire at the Company’s 2016 annual meeting of unitholders;

Class II:	Edward E. Cohen, Walter C. Jones and Jeffrey F. Kupfer are appointed to serve in the second class of directors of the Board whose term shall expire at the Company’s 2017 annual meeting of unitholders; and

Class III:	Jonathan Z. Cohen, Dennis A. Holtz and Ellen F. Warren are appointed to serve in the third class of directors of the Board whose term shall expire at the Company’s 2018 annual meeting of unitholders.

Biographical and compensation information on each of the directors elected to the Board, as well as on Edward E. Cohen, Jonathan Z. Cohen and DeAnn Craig, can be found in the Company’s information statement, dated February 9, 2015 (the “Information Statement”), which is included as Exhibit 99.1 to the Company’s Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 9, 2015, under the sections entitled “Directors—Board of Directors Following the Distribution” and “Executive Compensation.” Such sections of the Information Statement are incorporated by reference into this Item 5.02.

As of February 23, 2015:

•	Mr. Biderman (Chair), Jones and Kupfer were appointed to serve as members of the Audit Committee of the Board;

•	Ms. Warren (Chair) and Mr. Holtz were appointed to serve as members of the Compensation Committee of the Board;

•	Mr. Holtz (Chair), Ms. Warren and Mr. Kupfer were appointed to serve as members of the Nominating and Corporate Governance Committee of the Board;

•	Mr. Jones (Chair) and Messrs. Biderman and Kupfer were appointed to serve as members of the Investment Committee of the Board; and

•	Messrs. Holtz and Kupfer were appointed to serve as members of the Environmental, Health and Safety Committee of the Board. Ms. Craig had already been appointed to serve as Chair of the Environmental, Health and Safety Committee of the Board and will continue to serve in that capacity.

Messrs. Biderman, Holtz, Jones and Kupfer and Ms. Warren are directors of the general partner of ATLS. Information relating to the compensation paid to such persons by the general partner of ATLS is set forth under the heading “Executive Compensation” in the Company’s Information Statement, which information is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On February 23, 2015, the Company announced that it currently expects annualized cash distributions to be $0.70 to $0.80 per common limited partner unit based on initial expectations of cash flow to its business. A copy of such press release is included as Exhibit 99.1 to this Current Report on Form 8-K.

Exhibit 99.1 and the other information provided under this Item 7.01 are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.

Cautionary Note Regarding Forward-Looking Statements

Certain statements contained herein are “forward-looking statements” that are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve a number of assumptions, risks and uncertainties that could cause actual results to differ materially from those contained in the forward-looking statements. Readers are cautioned that any forward-looking information is not a guarantee of future performance. Risks and uncertainties related to the proposed transaction include, among others: the risk that the other conditions to the closing of the mergers are not satisfied; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the mergers or the distribution; uncertainties as to the timing of the mergers and the distribution; competitive responses to the proposed mergers and the distribution; unexpected costs, charges or expenses resulting from the mergers and the distribution; litigation relating to the mergers and the distribution; the outcome of potential litigation or governmental investigations; the Company’s ability to operate the assets it will acquire in connection with the distribution, and the costs of such distribution; uncertainties regarding the expected financial results of the Company after the planned distribution, which is dependent on future events or developments; changes in commodity prices; changes in the costs and results of drilling operations; uncertainties about estimates of reserves and resource potential; inability to obtain capital needed for operations; the Company’s level of indebtedness; changes in government environmental policies and other environmental risks; any changes in general economic and/or industry specific conditions; and other risks, assumptions and uncertainties detailed from time to time in ATLS’s, Atlas Resource Partners, L.P.’s (“ARP”), Atlas Pipeline Partners, L.P.’s (“APL”) and the Company’s reports filed with the Securities and Exchange Commission, including risks, assumptions and uncertainties described in the Company’s registration statement on Form 10 and ATLS’s, ARP’s and APL’s quarterly reports on Form 10-Q, current reports on Form 8-K and annual reports on Form 10-K. Forward-looking statements speak only as of the date hereof, and we assume no obligation to update such statements, except as may be required by applicable law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description

99.1	Press Release of Atlas Energy Group, LLC, dated February 23, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ATLAS ENERGY GROUP, LLC

February 23, 2015	By:	/s/ Sean McGrath
Sean McGrath
Chief Financial Officer

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